                        FEDERAL REALTY INVESTMENT TRUST


                            Supplemental Information
                               September 30, 1999


                               TABLE OF CONTENTS

1.   Debt Summary.........................................................   E-2

2.   Occupancy
           Percentage Leased..............................................   E-3
           Regional Breakdown.............................................   E-4

3.   Leases Signed Analysis
           Comparable and Non-Comparable..................................   E-5

4.   Street Retail Operating & Development Overview.......................   E-6

5.   3rd Quarter Earnings Press Release, November 3, 1999.................   E-7

6.   Glossary of Terms....................................................  E-10




                           1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                  301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
September 30, 1999

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Balance
                                                                         Maturity              Rate           (in thousands)
                                                                     ------------------   -------------     ------------------
Mortgages
                      Leesburg Plaza                                     10/01/08                 6.10%         $  9,900
                      Federal Plaza                                      03/10/01                 8.95%           27,297
                      Tysons Station                                     09/01/01                9.875%            4,087
                      Escondido (Municipal bonds)                        10/01/16          Variable (a)            9,400

                                                                                                                $ 50,684


Notes payable
                      Revolving credit facilities                                           libor +.65%         $213,000
                      Term note with banks                                                  libor +.75%          125,000
                      Note issued in connection with
                        tenant buyout at Queen Anne Plaza               01/15/06                 8.875%            1,011
                      Note issued in connection with
                        renovation of Perring Plaza                     01/31/13                 10.00%            2,628
                      Other                                              various                various              166

                                                                                                                $341,805


Unsecured Public Debt
                      5 1/4% Convertible subordinated                   04/30/02                 5.250%         $    289
                        debentures
                      5 1/4% Convertible subordinated                   10/28/03                 5.250%           75,000
                        debentures
                      8 7/8% Notes (fixed)                              01/15/00                 8.875%           75,000
                      8 7/8% Notes (fixed) (b)                          01/15/00                 7.530%           25,000
                      8% Notes (fixed)                                  04/21/02                 8.000%           25,000
                      6 5/8% Notes (fixed)                              12/01/05                 6.625%           40,000
                      7.48% Debentures                                  08/15/26                 7.480%           50,000
                      6.82% Medium Term Notes                           08/01/27                 6.820%           40,000
                      6.74% Medium Term Notes (b)                       03/10/04                 6.370%           39,500
                      6.99% Medium Term Notes (b)                       03/10/06                 6.894%           40,500

                                                                                                                $410,289

                                                                  Total fixed rate debt                         $455,378      56.73%

                                                                  Total variable rate debt                       347,400      43.27%
                                                                                                            ------------   ---------

                                                                  Total debt                                    $802,778     100.00%
                                                                                                            ============   =========


                                                                  Weighted average interest rate:
                                                                  -------------------------------
                                                                     Fixed rate debt                                7.19%
                                                                     Variable on revolving facilities               5.80% (c)
                                                                     Variable on muncipal bonds                     (a)


 (a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.
 (b) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
 (c) Weighted average interest rate on revolving credit facilities for nine months ended September 30, 1999.

Federal Realty Investment Trust
Percentage Leased Analysis
September 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
Overall Operating Occupancy
(Quarter to Quarter Analysis)                               September 30, 1999                            September 30, 1998
                                                ----------------------------------------------   -----------------------------------
                Type                               Size            Leased          Occupancy        Size       Leased     Occupancy
----------------------------------------        -----------   ---------------   --------------   ---------   ----------  -----------
Retail Properties (leasable square feet)        14,348,626       13,658,207          95.2%       14,419,458   13,739,610    95.3%
Rollingwood Apartments (# of units)                 282             282               100%          282          282         100%

Overall Operating Occupancy
(Rolling 12 Months)                                         September 30, 1999                        June 30, 1999
                                          ---------------------------------------------  ---------------------------------------

               Type                            Size           Leased        Occupancy        Size         Leased      Occupancy
----------------------------------------  --------------  -------------    ------------  ------------  ------------  -----------
Retail Properties (leasable square feet)    14,348,626      13,658,207        95.2%       14,541,750    13,797,209      94.9%
Rollingwood Apartments (# of units)             282            282            100%           282            280          99%


Overall Operating Occupancy
(Rolling 12 Months)                                         March 31, 1999                          December 31, 1998
                                          ---------------------------------------------  ----------------------------------------

               Type                            Size           Leased       Occupancy        Size          Leased      Occupancy
----------------------------------------  --------------  -------------   -------------  ------------  ------------ -------------
Retail Properties (leasable square feet)    14,563,620     13,839,142        95%          14,497,898    13,803,336       95%
Rollingwood Apartments (# of units)              282           278           99%             282            281          99%

--------------------------------------------------------------------------------------------------------------------------------


Same Center Occupancy
(Quarter to Quarter Comparison)                             September 30, 1999                        September 30, 1998
                Type                               Size        Leased      Occupancy          Size          Leased      Occupancy
 ---------------------------------------        ----------   ---------  --------------   --------------   ----------   -----------
Retail Properties (leasable square feet)        14,304,720   13,613,931      95.2%         14,078,641     13,412,232       95.3%
Rollingwood Apartments (# of units)                  282        282          100%            282              282          100%



Same Center Occupancy
(Rolling 12 Months)                                         September 30, 1999                            June 30, 1999
                                             --------------------------------------------------------------------------------------

                Type                              Size          Leased         Occupancy        Size          Leased      Occupancy
---------------------------------------      -------------    -----------   --------------  ------------- -------------  ----------
Retail Properties (leasable square feet)        14,304,720     13,613,931       95.2%        13,622,710     12,891,283      94.6%
Rollingwood Apartments (# of units)                 282            282          100%             282            280          99%


Same Center Occupancy
(Rolling 12 Months)                                          March 31, 1999                             December 31, 1998
                                            ---------------------------------------------------------------------------------------

                Type                              Size           Leased       Occupancy         Size         Leased     Occupancy
----------------------------------------    ---------------    ----------    ------------   ------------  -----------  ----------
Retail Properties (leasable square feet)       13,091,729      12,404,610        95%         13,102,582    12,451,743      95%
Rollingwood Apartments (# of units)               282             278            99%             282           281         99%

Federal Realty Investment Trust
Regional Occupancy Analysis
September 30, 1999
----------------------------------------------------------------------------------


                                         Total Square                Occupancy
            Region                         Footage                    09/30/99
-------------------------------     ---------------------     --------------------

Northeast                                       6,052,089              96.0%
Mid-Atlantic                                    5,688,578              96.6%
Mid-West                                          988,206              94.2%
Southeast                                         635,890              74.6%
West Coast                                        944,331              96.2%
Southwest                                          39,532             100.0%




----------------------------------------------------------------------------------



                                         Total Square                Occupancy
            Region                         Footage                    09/30/99
-------------------------------     ---------------------     --------------------

Northeast                                       6,052,089              96.0%
     Anchor                                     3,450,429              98.3%
     Small Shops                                2,601,660              92.9%

Mid-Atlantic                                    5,688,578              96.6%
     Anchor                                     2,772,082             100.0%
     Small Shops                                2,916,496              93.4%

Mid-West                                          988,206              94.2%
     Anchor                                       585,978              97.7%
     Small Shops                                  402,228              89.0%

Southeast                                         635,890              74.6%
     Anchor                                       304,894              67.6%
     Small Shops                                  330,996              81.1%

West Coast                                        944,331              96.2%
     Anchor                                       192,292             100.0%
     Small Shops                                  752,039              95.2%

Southwest                                          39,532             100.0%
     Anchor                                             0                 0%
     Small Shops                                   39,532             100.0%

Federal Realty Investment Trust
Retail Leasing Activity
September 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------
Comparable
                                                              Weighted        Average Prior     Average Current
                               Number of       Square      Average Lease        Rent Per           Rent Per           Annualized
 Rolling 12 Months           Leases Signed      Feet        Term (Years)       Square Foot        Square Foot      Increase in Rent
-----------------------------------------------------------------------------------------------------------------------------------
3rd Quarter 1999                  87           324,332          7.3              $16.02         $    20.34            $1,401,643
2nd Quarter 1999                  74           237,065          5.9              $18.03         $    21.70            $  871,258
1st Quarter 1999                  56           199,197          6.0              $16.88         $    20.27            $  675,482
4th Quarter 1998                  59           314,603          7.2              $15.52         $    17.45            $  607,238
Total                            276         1,075,197          6.4              $16.47         $    19.78            $3,555,621


                                                          Estimated
                                    Percentage             Tenant
                                     Increase            Improvement
 Rolling 12 Months                over Prior Rent           Costs
---------------------------------------------------------------------
3rd Quarter 1999                        27%                $3,799,000
2nd Quarter 1999                        20%                $1,799,000
1st Quarter 1999                        20%                $  935,000
4th Quarter 1998                        12%                $  588,000
Total                                   20%                $7,121,000

Non-Comparable                                           Weighted                                                 Estimated
                                                         Average                              Annualized           Tenant
                           Number of       Square         Lease          Average Rent          Current          Improvement
Rolling 12 Months        Leases Signed      Feet       Term (Years)      Per Square Foot         Rent               Costs
-------------------------------------------------------------------------------------------------------------------------------
3rd Quarter 1999               12         105,948          10.2              $20.32         $2,153,331          $  521,000
2nd Quarter 1999                7          11,592           7.9              $43.30         $  501,908          $   91,000
1st Quarter 1999               13         120,121          14.7              $20.91         $2,511,594          $  494,000
4th Quarter 1998               19         130,798          10.6              $21.47         $2,808,414          $  280,000
Total                          51         368,459          12.3              $21.64         $7,975,247          $1,386,000

Federal Realty Investment Trust
Street Retail Operating & Development Overview
September 30, 1999

                                                                                                  Nine Months ended
                                                            December 31,                            September 30,
(in thousands)                  1995            1996               1997          1998                   1999
                            ------------------------------------------------------------------     ---------------------

Real Estate Assets (1)         $107,910        $164,931           $288,020       $365,874             $432,580

Revenues                         $9,310         $20,555            $31,998        $42,643              $37,000

Net Operating Income             $3,994         $12,538            $20,345        $28,660              $25,341

Square Feet (2)                 532,944       1,122,737          1,502,807      1,601,849            1,798,181

(1) At September 30, 1999, includes $98 million related to new development in process. The balance is comprised of both stabilized assets and assets which are in various stages of redevelopment.
(2) Excludes new development square footage

NORTHEAST                     Square Feet                        MID-ATLANTIC                     Square Feet
Connecticut                                                      Virginia
    Greenwich Avenue/4             80,791                           Pentagon Row                                N/A (2)
     West Hartford/7              103,426                           Village at Shirlington                  362,141
     Westport/2                    26,408
                                                                 WESTERN
Massachusetts                                                    Arizona
     Coolidge Corner/1             13,101                            Mill Avenue/2                           39,532

New Jersey                                                       California
     Central Avenue/1              11,208                            Colorado Boulevard/2                    67,382
                                                                     Fifth Avenue/5                          64,269
New York                                                             Hermosa Beach/1                          5,930
     Forest Hills/4                91,593                            Post Street/1                           96,547
                                                                     Old Town Center                        101,000
                                                                     Santana Row                                N/A (2)
MID-ATLANTIC                                                         Third Street Promenade/9               152,597
District of Columbia                                                 Hollywood Blvd./3                      196,332
    Sam's Park N Shop              49,706
                                                                 Illinios
Florida                                                              Evanston/2                              18,813
    Winter Park/2                  28,446                            Oak Street/1                             5,000

Maryland                                                         Texas
    Bethesda Row                  283,959 (2)                        Houston Street/10                          N/A (2)







                                              Kathy Klein
                                              Vice President
                                              Corporate Communications
                                              301/998-8211


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                      THIRD QUARTER 1999 OPERATING RESULTS

November 3, 1999
Rockville, Maryland

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the third quarter of 1999 increased 14% to $24.4 million from $21.4 million in the third quarter of 1998. On a per share basis, funds from operations rose 11% to $.60 in the third quarter of 1999 from $.54 in the comparable quarter of 1998.

     A comparison of property operations for the third quarter of 1999 versus the third quarter of 1998 shows the following:

* Rental income increased 12% to $62.0 million in 1999 from $55.4 million in 1998. When adjusted to exclude properties acquired and sold during 1998 and 1999, rental income increased 7% to $57.9 million in 1999 from $54.2 million in 1998.

* Net operating income increased 17% to $47.8 million in 1999 from $40.9 million in 1998. On a same center basis, net operating income increased 11% to $44.4 million in 1999 from $39.9 million in 1998.

* During the third quarter of 1999, the Trust signed leases for a total 430,000 square feet of retail space. On a same space basis, the Trust re-leased 324,000 square feet of retail space at an average increase in rent per square foot of 27%. The weighted average rent on these leases was $20.34 per square foot compared to the previous average rent of $16.02 per square foot.

* At September 30, 1999 and 1998, the Trust's overall occupancy was 95%. Same center occupancy was 95% at September 30, 1999 and 1998. In October, the Trust sold Northeast Plaza Shopping Center in Atlanta, Georgia for $19.6 million in cash. The sale resulted in a 1% gain in portfolio-wide occupancy to 96%.

                                     -MORE-

     Funds from operations also improved for the first nine months of 1999 increasing 14% to $72.3 million from $63.6 million in 1998. On a per share basis, funds from operations advanced 12% to $1.78 per share for the first nine months of 1999 compared to $1.59 for the comparable period of 1998.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "1999 continues to be a year of strong operational performance and execution. During the first nine months we have significantly accelerated FFO growth, improved operating margins in our core portfolio and reduced the costs of administrating the Trust. We are extremely pleased with the progress we've made in achieving our 1999 operating goals."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 123 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 32 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

                                      ###

                                                                            Three months ended             Nine months ended
                                                                               September 30,              September 30, 1999
                                                                            ------------------            ------------------
OPERATING RESULTS                                                           1999          1998            1999          1998
-----------------                                                           ----          ----            ----          ----
  Revenues
     Rental Income                                                        $61,971        $55,433        $181,078      $162,041
     Other property income                                                  3,349          2,577           8,176         7,613
     Interest and other income                                              1,935            993           5,779         3,928
                                                                          -------        -------        --------      --------
                                                                           67,255         59,003         195,033       173,582

  Expenses
     Rental                                                                12,950         12,005          39,054        35,274
     Real estate taxes                                                      6,477          6,058          18,344        17,275
     Interest                                                              14,989         13,639          45,507        39,736
     Administrative                                                         5,474          7,585          10,888        13,401
     Depreciation and amortization                                         12,381         11,412          37,313        33,384
                                                                          -------         ------          ------       -------
                                                                           52,271         50,679         151,106       139,070
                                                                          -------         ------         -------       -------

     Operating income before investors' share operations                   14,984          8,324          43,927        34,512
     Investor's share of operations                                          (798)          (804)         (2,322)       (2,335)
                                                                          -------         ------         -------       -------
     Income before loss on real estate to be sold                          14,186          7,520          41,605        32,177
     Loss on real estate to be sold                                          --             --            (7,050)         --
                                                                          --------        -------        --------      -------
     Net income                                                           $14,186         $7,520         $34,555       $32,177
     Dividends on preferred stock                                          (1,988)        (1,988)         (5,983)       (5,963)
                                                                          -------         ------         -------       -------
     Net income available for common shareholders                         $12,198         $5,532         $28,592       $26,214
                                                                          -------         ------         -------       -------
     Earnings per common share, basic                                       $0.31          $0.14           $0.72         $0.67
                                                                          -------         ------         -------       -------
     Earnings per common share, diluted                                     $0.30          $0.14           $0.72        $ 0.67
                                                                          -------         ------         -------       -------
     Weighted average shares outstanding, basic                            39,634         39,223          39,534        39,115
     Weighted average shares outstanding, diluted                          40,701         40,067          40,639        39,953

     Funds from Operations
                Net income available for common shareholders              $12,198        $5,532         $28,592        $26,214
                Add: loss on sale of real estate                             --             --            7,050             --
                Add: nonrecurring charge                                     --           4,665             --           4,665
                Add: depreciation and amortization of real estate assets   11,232        10,323          33,849         30,229
                Add: amortization of initial direct costs of leases           775           646           2,235          1,837
                Add: income attributable to operating partnership units       191           268             552            682

     Funds from operations                                                $24,396       $21,434         $72,278        $63,617
                                                                          -------         ------         -------       -------
     Funds from operations per share, diluted                               $0.60         $0.54           $1.78          $1.59
                                                                          -------         ------         -------       -------


                                                                                      September 30,         December 31,
BALANCE SHEET DATA                                                                        1999                  1998
------------------                                                                   -------------         ------------
  Assets
     Real estate, at cost                                                              $1,729,174          $1,642,136
     Accumulated depreciation and amortization                                           (319,959)           (286,053)
                                                                                       ----------          ----------
                                                                                        1,409,215           1,356,083
     Mortgage notes receivable                                                             58,330              51,154
     Cash and investments                                                                  15,090              17,230
     Receivables                                                                           18,216              17,873
     Other assets                                                                          41,031              41,977
                                                                                       ----------          ----------
  Total Assets                                                                         $1,541,882          $1,484,317
                                                                                       ----------          ----------
  Liabilities and Shareholders' Equity
     Obligations under capital leases & mortgages payable                              $  172,808          $  173,480
     Notes payable                                                                        341,805             263,159
     Senior Notes                                                                         335,000             335,000
     5 1/4% Convertible subordinated debentures                                            75,289              75,289
     Other liabilities                                                                    107,271             107,442

  Shareholders' Equity                                                                    509,709             529,947
                                                                                       ----------          ----------
  Total Liabilities and Shareholders Equity                                            $1,541,882          $1,484,317

                               Glossary of Terms

Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges.

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Net Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes center purchased or sold as well as properties under redevelopment.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.